UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2026

Lord Abbett Private Credit Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01764	93-4670837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Street Jersey City, New Jersey	07302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 522-2388

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 23, 2026 (the “Closing Date”), Computershare Trust Company, N.A. (“Computershare”) was appointed to succeed State Street Bank and Trust Company (“State Street”) as collateral custodian in connection with the Credit Agreement, dated January 23, 2025 (the “Credit Agreement”), by and among Lord Abbett PCF Financing LLC (“Borrower”), a wholly-owned, special purpose financing subsidiary of Lord Abbett Private Credit Fund (the “Company”), the Company, as servicer, Bank of America, N.A., as administrative agent (“Bank of America”), each of the lenders from time to time party thereto, and State Street, as the collateral custodian. Computershare assumed the role as collateral custodian, as well as securities intermediary, under and in connection with the Credit Agreement pursuant to the Omnibus Amendment to Loan Documents by and among Computershare, the Borrower, Bank of America, the Company, and State Street (the “Omnibus Amendment”). Capitalized terms used and not otherwise defined herein shall have the meanings specified in the Omnibus Amendment.

In addition, the Omnibus Amendment provides for, among other things, an increase to the maximum committed amount from $450,000,000 to $550,000,000.

The foregoing description of the Omnibus Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment to the Loan Documents attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Omnibus Amendment to Loan Documents, dated June 23, 2026, by and among Lord Abbett PCF Financing LLC, as borrower, Lord Abbett Private Credit Fund, as servicer, Bank of America, N.A., as administrative agent, State Street Bank and Trust Company, as the resigning collateral custodian and resigning securities intermediary and Computershare Trust Company, N.A., as the successor collateral custodian and the successor securities intermediary.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORD ABBETT PRIVATE CREDIT FUND

Date: June 25, 2026	By:	/s/ Salvatore Dona
	Name:	Salvatore Dona
	Title:	Chief Financial Officer